EXHIBIT 10j9




Schedule identifying substantially identical agreements, between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibit 10j8 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1998
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                                         Name
                                         ----

                                    Norman H. Wesley
                                    Mark A. Roche